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                                                                    Exhibit 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the registration statements of MicroFinancial Incorporated on Form S-8 (File No. 333-75801 and File No. 333-77211) of our report dated February 21, 2000, on our audits of the consolidated financial statements of MicroFinancial Incorporated for the year ended December 31, 1999, which report is included in this Annual Report on Form 10-K.


PricewaterhouseCoopers LLP

Boston, Massachusetts
March 29, 2002